UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Commission File Number 000-50098

Date of Report (Date of earliest event reported):  October 15, 2026

PUBLIC COMPANY MANAGEMENT CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	88-0493734
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

9340 Wilshire Boulevard, Suite 203
Beverly Hills, CA	90212
(Address of principal executive offices)	( Zip Code)

Not applicable
(Former name or former address, if changed since last report.)

310 862 1957
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	PCMC	OTC Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 3.03. MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

On October 15, 2026, the Corporation filed with the Nevada Secretary of State a Certificate of Designation (the “Certificate of Designation”) establishing three new series of the Corporation’s Preferred Stock: Series A Voting Preferred Stock (“Series A”), Series B-1 Convertible Preferred Stock (“Series B-1”) and Series B-2 Convertible Preferred Stock (“Series B-2”). The information set forth under Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

The Series A Preferred Stock entitles its holders, voting as a class, to a number of votes on all matters submitted to a vote of the Corporation’s stockholders equal to two (2) times the sum of (i) the total number of shares of the Corporation’s common stock (“Common Stock”) issued and outstanding at the time of any such vote, plus (ii) the number of votes allocated to shares of any other class or series of Preferred Stock then outstanding that has voting rights. As a result, for so long as Series B-1 and Series B-2 (each of which also carries voting rights, as described below) are the only other voting Preferred Stock outstanding, the Series A Preferred Stock will represent approximately two-thirds of the total voting power of the Corporation’s capital stock, and, upon issuance, it will materially and disproportionately affect the relative voting power of the Corporation’s existing and future holders of Common Stock. The Series A Preferred Stock is not entitled to dividends or a liquidation preference, is convertible into Common Stock on a one-for-one basis at the holder’s election (subject to adjustment for stock splits, stock dividends, combinations and similar events, and to the treatment of a reorganization, recapitalization, reclassification, consolidation or merger described in the Certificate of Designation), and will automatically convert into Common Stock upon the earlier of (i) approval by The Nasdaq Stock Market LLC of the Corporation’s initial application to list the Common Stock, or (ii) the first date the Common Stock is listed for trading on any national securities exchange registered under Section 6 of the Securities Exchange Act of 1934, as amended, at which time the voting rights described above will terminate.

The Series B-1 Preferred Stock and Series B-2 Preferred Stock each vote together with the Common Stock as a single class, on a one-vote-per-share basis, carry no dividend rights or liquidation preference as preferred stock — a holder participates in dividends or liquidation proceeds only after, and to the extent of, conversion into Common Stock, and then solely in the holder’s capacity as a holder of Common Stock — and are convertible into Common Stock at rates of four-to-one and eight-to-one, respectively, beginning eighteen (18) months and twenty-four (24) months, respectively, after the original issuance date of the applicable shares. Each share of Series B-1 Preferred Stock and Series B-2 Preferred Stock will also convert automatically into Common Stock immediately prior to any reorganization, recapitalization, reclassification, consolidation, merger, share exchange or sale of all or substantially all of the Corporation’s assets in which the Common Stock is converted into or exchanged for securities, cash or other property, whether or not the applicable eighteen (18) month or twenty-four (24) month period has elapsed, unless the holders of a majority of the applicable series, voting as a separate class, approve the assumption of that series by the surviving or acquiring entity on substantially equivalent terms.

For avoidance of doubt, the designation of the Preferred Stock includes:

(a) Establishing Series A Voting Preferred Stock (“Series A”) consisting of 1,000,000 shares, $0.001 par value per share, which may not be issued in fractional shares. The holders of Series A, as a class, are entitled to a number of votes equal to two (2) times the sum of (i) the outstanding shares of Common Stock, plus (ii) the number of votes allocated to any other outstanding Preferred Stock having voting rights, thereby giving Series A effective majority voting control on all matters submitted to stockholders. Series A carries no dividend rights and has no liquidation preference. Each share of Series A is convertible, at the option of the holder, into one (1) share of Common Stock, subject to adjustment for stock splits, stock dividends, combinations and similar events and to the treatment of a reorganization, recapitalization, reclassification, consolidation or merger described in the Certificate of Designation; a holder who elects to convert must convert all, and not less than all, of that holder’s Series A shares. Series A automatically converts into Common Stock, on the same one-for-one basis, upon the earlier of Nasdaq’s approval of the Corporation’s initial listing application or the first listing of the Common Stock on any national securities exchange, at which time the Series A voting rights terminate. For so long as any shares of Series A remain outstanding, the Corporation may not adversely alter the rights, preferences or privileges of Series A without the written consent of the holders of a majority of the outstanding Series A, and the holders of a majority of the outstanding Series A may waive any such rights, preferences or privileges. Shares of Series A that are converted into Common Stock are cancelled, may not be reissued as shares of Series A, and resume the status of authorized but unissued and undesignated Preferred Stock, and the Corporation is required to reserve sufficient authorized but unissued Common Stock to effect the conversion of all outstanding shares of Series A. Other than as described above, Series A has no additional rights or preferences.

(b) Establishing Series B-1 Convertible Preferred Stock (“Series B-1”) consisting of 25,000,000 shares, $0.001 par value per share, which may be issued in fractional shares. The Series B-1 Preferred Stock votes together with the Common Stock as a single class on all matters submitted to stockholders, with each share of Series B-1 Preferred Stock entitling the holder to one vote, the same as one share of Common Stock. The Series B-1 Preferred Stock carries no dividend rights and has no liquidation preference as preferred stock; a holder participates in dividends or liquidation proceeds only after, and to the extent of, conversion into Common Stock, and then on the same basis as Common Stock. Each share of Series B-1 Preferred Stock is convertible, at the option of the holder, on or after the date that is eighteen (18) months following its original issuance date, into four (4) shares of Common Stock, subject to proportional adjustment for stock splits, stock dividends, combinations, reclassifications and similar recapitalizations affecting the Common Stock; a holder who elects to convert must convert all, and not less than all, of that holder’s then-outstanding Series B-1 shares. Each share of Series B-1 Preferred Stock will automatically convert into Common Stock at the then-applicable conversion rate immediately prior to the consummation of any reorganization, recapitalization, reclassification, consolidation, merger, share exchange or sale of all or substantially all of the Corporation’s assets in which the Common Stock is converted into or exchanged for securities, cash or other property (a “Reorganization Event”), whether or not the eighteen (18) month period has elapsed, and the holder will be entitled to receive the same per-share consideration payable in respect of the Common Stock in the Reorganization Event, unless the holders of a majority of the outstanding Series B-1 Preferred Stock, voting as a separate class, approve the assumption of the Series B-1 Preferred Stock by the surviving or acquiring entity on substantially equivalent terms. For so long as any shares of Series B-1 Preferred Stock remain outstanding, the Corporation may not, without the prior written consent or affirmative vote of the holders of at least a majority of the outstanding Series B-1 Preferred Stock, voting as a separate class, amend, alter or repeal any provision of the Corporation’s Articles of Incorporation (including the Certificate of Designation) or Bylaws in a manner that adversely affects the rights, preferences, privileges or powers of the Series B-1 Preferred Stock, and any such right may be waived by the written consent or affirmative vote of the holders of at least a majority of the outstanding Series B-1 Preferred Stock. Shares of Series B-1 Preferred Stock that are converted into Common Stock are cancelled, may not be reissued as shares of Series B-1 Preferred Stock, and resume the status of authorized but unissued and undesignated Preferred Stock, and the Corporation is required to reserve sufficient authorized but unissued Common Stock to effect the conversion of all outstanding shares of Series B-1 Preferred Stock. Other than as described above, the Series B-1 Preferred Stock has no additional rights or preferences.

(c) Establishing Series B-2 Convertible Preferred Stock (“Series B-2”) consisting of 10,000,000 shares, $0.001 par value per share, which may be issued in fractional shares. The Series B-2 Preferred Stock votes together with the Common Stock as a single class on all matters submitted to stockholders, with each share of Series B-2 Preferred Stock entitling the holder to one vote, the same as one share of Common Stock. The Series B-2 Preferred Stock carries no dividend rights and has no liquidation preference as preferred stock; a holder participates in dividends or liquidation proceeds only after, and to the extent of, conversion into Common Stock, and then on the same basis as Common Stock. Each share of Series B-2 Preferred Stock is convertible, at the option of the holder, on or after the date that is twenty-four (24) months following its original issuance date, into eight (8) shares of Common Stock, subject to proportional adjustment for stock splits, stock dividends, combinations, reclassifications and similar recapitalizations affecting the Common Stock; a holder who elects to convert must convert all, and not less than all, of that holder’s then-outstanding Series B-2 shares. Each share of Series B-2 Preferred Stock will automatically convert into Common Stock at the then-applicable conversion rate immediately prior to the consummation of any reorganization, recapitalization, reclassification, consolidation, merger, share exchange or sale of all or substantially all of the Corporation’s assets in which the Common Stock is converted into or exchanged for securities, cash or other property (a “Reorganization Event”), whether or not the twenty-four (24) month period has elapsed, and the holder will be entitled to receive the same per-share consideration payable in respect of the Common Stock in the Reorganization Event, unless the holders of a majority of the outstanding Series B-2 Preferred Stock, voting as a separate class, approve the assumption of the Series B-2 Preferred Stock by the surviving or acquiring entity on substantially equivalent terms. For so long as any shares of Series B-2 Preferred Stock remain outstanding, the Corporation may not, without the prior written consent or affirmative vote of the holders of at least a majority of the outstanding Series B-2 Preferred Stock, voting as a separate class, amend, alter or repeal any provision of the Corporation’s Articles of Incorporation (including the Certificate of Designation) or Bylaws in a manner that adversely affects the rights, preferences, privileges or powers of the Series B-2 Preferred Stock, and any such right may be waived by the written consent or affirmative vote of the holders of at least a majority of the outstanding Series B-2 Preferred Stock. Shares of Series B-2 Preferred Stock that are converted into Common Stock are cancelled, may not be reissued as shares of Series B-2 Preferred Stock, and resume the status of authorized but unissued and undesignated Preferred Stock, and the Corporation is required to reserve sufficient authorized but unissued Common Stock to effect the conversion of all outstanding shares of Series B-2 Preferred Stock. Other than as described above, the Series B-2 Preferred Stock has no additional rights or preferences.

The Corporation’s Board of Directors has the authority, without further stockholder approval, to designate and issue additional series of Preferred Stock and to fix the rights, preferences, privileges, and restrictions thereof, including dividend rights, conversion rights, voting rights, redemption terms, liquidation preferences, and the number of shares constituting any series. The issuance of Preferred Stock could adversely affect the voting power, dividend rights, and other rights of holders of Common Stock and could have the effect of delaying, deferring, or preventing a change in control of the Corporation.

The disclosures under this Item 3.03 are qualified in their entirety by reference to the full text of the Certificate of Designation, a copy of which is filed as Exhibit 3.5 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On October 15, 2026, the Corporation filed with the Nevada Secretary of State a Certificate of Designation (the “Certificate of Designation”) designating the rights, preferences, privileges, and limitations of three new series of the Corporation’s Preferred Stock. The authorized capital stock of the Corporation consists of (i) 500,000,000 shares of Common Stock and (ii) 50,000,000 shares of Preferred Stock, of which, pursuant to the Certificate of Designation, (A) 1,000,000 shares have been designated Series A Voting Preferred Stock (“Series A”), (B) 25,000,000 shares have been designated Series B-1 Convertible Preferred Stock (“Series B-1”), and (C) 10,000,000 shares have been designated Series B-2 Convertible Preferred Stock (“Series B-2”), leaving 14,000,000 shares of the Corporation’s authorized Preferred Stock undesignated.

The Certificate of Designation was adopted pursuant to the authority granted to the Board of Directors under Article 4 of the Corporation’s Articles of Incorporation, which authorizes the Board to fix the designations, powers, preferences, and other rights, qualifications, limitations and restrictions of one or more series of the Corporation’s authorized Blank Check Preferred Stock without further stockholder approval.

The information set forth under Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference. The disclosures under this Item 5.03 are qualified in their entirety by reference to the full text of the Certificate of Designation, a copy of which is filed as Exhibit 3.5 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits:

Exhibit No.	Description

3.5	Certificate of Designation of Preferences, Rights and Limitations of Series A Voting Preferred Stock, Series B-1 Convertible Preferred Stock and Series B-2 Convertible Preferred Stock, as filed with the Secretary of State of the State of Nevada on October 15, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: October 20, 2026

PUBLIC COMPANY MANAGEMENT CORPORATION

By:	/s/ Quynh Hoa T. Tran
Quynh Hoa T. Tran
President